Loan Receivable, Net - Schedule of Loan Receivable, Net (Details) - USD ($)		Dec. 31, 2024	Dec. 31, 2023
Financing Receivable, Credit Ratio [Line Items]
Loan receivable, gross	[1]	$ 1,625,914	$ 1,318,998
Allowance for doubtful accounts		(273,999)	(281,694)
Loan receivable, net		$ 1,351,915	$ 1,037,304

[1]	As of December 31, 2024, loans to third parties represent the balance the Group lend to various third-parties for their working capital needs at rate of 0%-5% per annum.